---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------


                                  ANNUAL REPORT
--------------------------------------------------------------------------------




                               [GRAPHIC OMITTED]




                                Patriot Preferred
                                  Dividend Fund


                                  MAY 31, 2000



                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                        ---------------------------------
                                    TRUSTEES
                                Stephen L. Brown
                                James F. Carlin*
                             William H. Cunningham
                                Ronald R. Dion*
                                Maureen R. Ford
                               Charles L. Ladner
                             Steven R. Pruchansky*
                              Richard S. Scipione
                     Lt. Gen. Norman H. Smith, USMC (Ret.)
                                 John P. Toolan
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                          Vice Chairman, President and
                            Chief Executive Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                               William L. Braman
                          Executive Vice President and
                            Chief Investment Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                        CUSTODIAN AND TRANSFER AGENT FOR
                              COMMON SHAREHOLDERS
                      State Street Bank and Trust Company
                               225 Franklin Street
                          Boston, Massachusetts 02110

                        TRANSFER AGENT FOR AUCTION RATE
                                PREFERRED SHARES
                              The Bank of New York
                               100 Church Street
                            New York, New York 10286

                                 LEGAL COUNSEL
                               Hale and Dorr llp
                                60 State Street
                        Boston, Massachusetts 02109-1803

                              INDEPENDENT AUDITORS
                             Deloitte & Touche llp
                              200 Berkeley Street
                          Boston, Massachusetts 02116

                   Listed New York Stock Exchange Symbol: PPF
                  For shareholder assistance, refer to page 15
              ----------------------------------------------------

==================================CEO CORNER====================================


DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down 32% from its March high by the end of May.

         In this same period, fixed-income-type securities, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

While the battle between old and new rages on, a couple of things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER

================================================================================


             By Gregory K. Phelps for the Portfolio Management Team

                              John Hancock Patriot
                             Preferred Dividend Fund


                   Preferred and utility common stocks tumble
                   ------------------------------------------
                         as interest-rate fears persist
                         ------------------------------


Preferred stocks and utility common stocks - the Fund's two main asset classes - came under significant pressure in response to rising interest rates during the past 12 months. Investors were concerned about how many more times the Federal Reserve would raise interest rates after its first hike at the end of June 1999. Throughout the remainder of last year, continued signs of strong economic growth fanned fears of inflation, dreaded because it eats into the returns of income-paying securities. As expected, the Fed raised rates five more times through the end of May 2000. Because of their high - sometimes fixed - dividends, preferred and utility common stocks tend to be quite sensitive to interest-rate movements, and their prices fell significantly as interest rates climbed.

         As if rising interest rates weren't trouble enough, preferred and utility common stocks faced other challenges. In order to lock in relatively low rates before they moved higher, and to sidestep potential market disruptions stemming from Y2K problems, corporations issued near-record levels of debt and preferred stock in the summer and early fall of 1999. Demand, however, didn't keep pace with supply. In late 1999, preferreds unsuccessfully battled an unprecedented deluge of tax-loss selling. Simply put, investors were dumping 1999's poorest performers at a loss to offset capital gains incurred elsewhere in their portfolios. Furthermore, utility common and preferred stocks struggled to gain the attention of investors who were almost

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Patriot Preferred Dividend Fund. Caption below reads "Fund management team members (l-r):
Sylvester Marquardt, Mark Maloney, Beverly Cleathero and Gregory Phelps."]
--------------------------------------------------------------------------------

"The losses suffered by preferred stocks... resulted in disappointing returns for the year."

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund


"...we've been adding more utility common stocks to the Fund's portfolio."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into six sections (from top to left): Media 2%, Oil & Gas 6%, Short-Term Investments & Other 7%, Preferred-Stock Utilities 15%, Common-Stock Utilities 18 and Financials 52%. A note below the chart reads "As a percentage of net assets on May 31, 2000."]
--------------------------------------------------------------------------------

exclusively focused on high-flying growth and technology stocks. Although that year-end tax-loss selling eventually dissipated and the technology sector suffered a significant sell-off, preferreds still languished as investors shunned virtually all fixed-income-type investments, with the sole exception of long-term Treasuries. Utility common stocks have had their share of ups and downs so far this year, but ended on a high note, when investors returned to the sector as tech volatility grew. But for the 12-month period, utility common stocks produced somewhat muted returns.

Performance review

The losses suffered by preferred stocks - which made up 82% of John Hancock Patriot Preferred Dividend Fund at the end of the period - resulted in disappointing returns for the year. For the 12 months ended May 31, 2000, the Fund returned -7.88% at net asset value. By

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is TDS Capital followed by an up arrow with the phrase "Upgraded to investment-grade status." The second listing is LG&E Energy followed by an up arrow with the phrase "Acquisition target." The third listing is Western Resources followed by a down arrow with the phrase "Credit rating downgraded." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

comparison, the average income and preferred stock closed-end fund returned -7.73%, according to Lipper, Inc. The Merrill Lynch 30-Year Treasury Index returned 0.32%.

Individual standouts in difficult market

Although the backdrop was difficult for much of the year, some of our energy and utility holdings actually performed reasonably well. For example, the common stock of LG&E Energy got a significant boost when it was announced that the company would be acquired by U.K-based PowerGen. Other good performers included the preferred stock of Avista, formerly known as Washington Water Power. It rose in response to its successful Internet business. In addition, the company is a leader in fuel cells, which produce low-cost electricity without pollution and are generating a lot of excitement. More recently, the company announced that it would convert its outstanding preferred stock to common stock by the end of March, which it did. In contrast, Western Resources drastically underperformed the utility group due to its inability to complete a planned merger and problems with its Protection One home security business. The company's credit rating was downgraded in response.

         Most of our preferreds performed poorly, but there were a couple of bright spots. One was Telephone and Data Systems (TDS Capital), which was upgraded to investment-grade status during the period. The higher rating came in recognition of the strength of TDS' wireless telephone business. Another good performer was Shaw Communications, which was also upgraded to investment-grade status during the period. The higher rating came in recognition of the strength of Shaw's fiber-optic, broadband and Internet businesses.

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended May 31, 2000." The chart is scaled in increments of 1% with -9.0% at the bottom and 1.0% at the top. The first bar represents the -8.67% total return for John Hancock Patriot Preferred Dividend Fund. The second bar represents the -7.73% total return for Average income and preferred stock closed-end fund. The third bar represents the 0.32% total return for Merrill Lynch 30-Year Treasury Index. A note below the chart reads "The total return for John Hancock Patriot Preferred Dividend Fund is at net asset value with all distributions reinvested. The average income and preferred stock closed-end fund is tracked by Lipper, Inc. The Merrill Lynch 30-Year Treasury Index is an unmanaged index that measures the performance of the 30-year Treasury bond."]
--------------------------------------------------------------------------------

Growing biz lines = opportunities

Because they were cheap relative to their historic value, we've been adding more utility common stocks to the Fund's portfolio. We continued to place an emphasis on utilities pursuing high-growth fiber-optic and broadband businesses as a way to boost their earnings. These included NSTAR, Potomac Electric Power and Kansas City Power & Light. We also favored Alliant Energy, due to its large holdings in a competitive local exchange carrier that has been grabbing small-company phone business away from bigger competitors. On occasion, we also looked for utility stocks that offered the potential for strong returns resulting from being taken over or merging.

Financials stay

Anticipated merger and acquisition activity, coupled with relatively high yields, were the main reasons why we continued to hold onto preferreds in the financial sector, such as Lehman Brothers and Bear Stearns. With the repeal of the Glass Steagall Act, which once prevented banks, insurers and securities brokers from merging, we believe the stage is set for many of our financial-services holdings to be merged or acquired.

Outlook

We believe that the Federal Reserve may be nearing the end of its tightening activities. That viewpoint is based on the fact that we're beginning to see evidence that the economy is slowing. New-home sales have leveled off, existing-home sales have declined, auto sales have flattened and employment growth recently slowed. To the extent that investors recognize the value that preferred stocks now offer relative to U.S. Treasury securities, preferreds will benefit. We began to see evidence of this at the end of the period.

         As for utility common stocks, we're optimistic. We anticipate continued consolidation in the industry, which will likely be favorable for the group. We are particularly bullish on the companies that offer unregulated services like broadband and fiber optics. We believe that investors may find these companies increasingly attractive alternatives to some of the much more expensive telecommunications and technology companies.


--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.


"We believe that the Federal Reserve may be nearing the end of its tightening activities."

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 2000. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
May 31, 2000
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Preferred stocks (cost - $126,250,455)......................    $112,696,526
  Common stocks (cost - $24,539,083) .........................      24,681,269
  Short-term investments (cost - $912,294) ...................         912,294
                                                               ---------------
                                                                   138,290,089
 Receivable for investments sold .............................         701,889
 Dividends receivable ........................................         315,477
 Other assets ................................................          23,777
                                                               ---------------
                             Total Assets ....................     139,331,232
                             -------------------------------------------------
Liabilities:
 Auction Rate Preferred Shares
  dividend payable - Note A ..................................         289,905
 Payable for investments purchased ...........................         977,500
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ....................................         152,480
 Accounts payable and accrued expenses .......................          99,646
                                                               ---------------
                             Total Liabilities ...............       1,519,531
                             -------------------------------------------------
Net Assets:
 Auction Rate Preferred Shares - Without par value,
  unlimited number of shares of beneficial interest
  authorized, 525 shares issued, liquidation preference
  of $100,000 per share - Note A .............................      52,500,000
                                                               ---------------
 Common Shares - Without par value, unlimited
  number of shares of beneficial interest authorized,
  7,257,200 shares issued and outstanding ....................      99,302,971
 Accumulated net realized loss on investments ................      (1,153,411)
 Net unrealized depreciation of investments ..................     (13,411,743)
 Undistributed net investment income .........................         573,884
                                                               ---------------
Net Assets Applicable to Common Shares
 ($11.76 per share based on 7,257,200
  shares outstanding) ........................................      85,311,701
                                                               ---------------
                             Net Assets ......................    $137,811,701
                             =================================================


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended May 31, 2000
--------------------------------------------------------------------------------

Investment Income:
 Dividends ...................................................     $10,703,472
 Interest ....................................................         112,503
                                                               ---------------
                                                                    10,815,975
                                                               ---------------
 Expenses:
  Investment management fee - Note B .........................       1,144,975
  Administration fee - Note B ................................         214,683
  Auction rate preferred shares and auction fees .............         140,802
  Auditing fee ...............................................          77,800
  Federal excise tax .........................................          53,038
  Custodian fee ..............................................          48,431
  Printing ...................................................          35,612
  Transfer agent fee .........................................          29,720
  Miscellaneous ..............................................          24,468
  Trustees' fees .............................................           4,913
  Legal fees .................................................           3,547
                                                               ---------------
                             Total Expenses ..................       1,777,989
                             -------------------------------------------------
                             Net Investment Income ...........       9,037,986
                             -------------------------------------------------
Realized and Unrealized Gain on Investments:
 Net realized gain on investments sold .......................       1,186,865
 Change in net unrealized appreciation/depreciation
  of investments .............................................     (16,830,402)
                                                               ---------------
                             Net Realized and Unrealized
                             Loss on Investments .............     (15,643,537)
                             -------------------------------------------------
                             Net Decrease in Net Assets
                             Resulting from Operations .......      (6,605,551)
                             =================================================
                             Distribution to Auction Rate
                             Preferred Shares ................      (2,232,125)
                             -------------------------------------------------
                             Net Decrease in Net Assets
                             Applicable to Common
                             Shareholders Resulting from
                             Operations Less Auction Rate
                             Preferred Shares Distributions ..     ($8,837,676)
                             =================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                                    YEAR ENDED MAY 31,
                                                                                      ---------------------------------------------
                                                                                             1999                      2000
                                                                                      -------------------       -------------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income ............................................................        $8,893,883                $9,037,986
 Net realized gain on investments sold ............................................         2,209,544                 1,186,865
 Change in net unrealized appreciation/depreciation of investments ................        (6,598,442)              (16,830,402)
                                                                                     ----------------          ----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations .................         4,504,985                (6,605,551)
                                                                                     ----------------          ----------------
Distributions to Shareholders:
 Auction Rate Preferred Shares ($4,008 and $4,252 per share, respectively) - Note A        (2,104,344)               (2,232,125)
 Common Shares - Note A
  Dividends from net investment income ($1.0290 and $0.8639 per share, respectively)       (7,467,748)               (6,269,401)
  Distributions in excess of net investment income ($0.0046 and
   none per share, respectively) ..................................................           (33,554)                    -
                                                                                     ----------------          ----------------
  Total Distributions to Shareholders .............................................        (9,605,646)               (8,501,526)
                                                                                     ----------------          ----------------
Net Assets:
 Beginning of period ..............................................................       158,019,439               152,918,778
                                                                                     ----------------          ----------------
 End of period (including distributions in excess of net investment income of
  $15,614 and undistributed net investment income of $573,884, respectively) ......      $152,918,778              $137,811,701
                                                                                     ================          ================
Analysis of Common Shareholder Transactions:


                                                                                YEAR ENDED MAY 31,
                                                           --------------------------------------------------------------
                                                                      1999                                 2000
                                                           ---------------------------          -----------------------------
                                                             SHARES         AMOUNT                SHARES            AMOUNT
                                                           ----------    -------------          ------------      -----------

Shares outstanding, beginning of period  ................   7,257,200      $99,374,474           7,257,200        $99,356,009
Reclassification of capital accounts - Note D............       -              (18,465)              -                (53,038)
                                                          -----------    -------------         -----------      -------------
Shares outstanding, end of period .......................   7,257,200      $99,356,009           7,257,200        $99,302,971
                                                          ===========    =============         ===========      =============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts and the number of Common Shares outstanding at the beginning and the end of the period for the last two periods, along with the corresponding dollar value.


                       SEE NOTES TO FINANCIAL STATEMENTS.


                                       7

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                              YEAR ENDED MAY 31,
                                                                         -----------------------------------------------------------
                                                                            1996         1997        1998        1999        2000
                                                                         ---------    ----------  ----------  ---------   ----------

Common Shares
Per Share Operating Performance
 Net Asset Value, Beginning of Period .................................    $12.96       $12.99     $13.54      $14.54      $13.84
                                                                         --------     --------   --------    --------    --------
 Net Investment Income ................................................      1.46         1.42       1.37        1.23        1.25
 Net Realized and Unrealized Gain (Loss) on Investments ...............      0.05         0.58       1.08       (0.61)      (2.16)
                                                                         --------     --------   --------    --------    --------
 Total from Investment Operations .....................................      1.51         2.00       2.45        0.62       (0.91)
                                                                         --------     --------   --------    --------    --------
Less Distributions:
 Dividends to Auction Rate Preferred Shareholders .....................     (0.32)       (0.29)     (0.30)      (0.29)      (0.31)
 Dividends from Net Investment Income to Common Shareholders ..........     (1.16)       (1.16)     (1.15)      (1.03)      (0.86)
 Distributions in Excess of Net Investment Income to Common Shareholders       -            -          -        (0.00)(1)      -
                                                                         --------     --------   --------    --------    --------
Total Distributions ...................................................     (1.48)       (1.45)     (1.45)      (1.32)      (1.17)
                                                                         --------     --------   --------    --------    --------
Net Asset Value, End of Period ........................................    $12.99       $13.54     $14.54      $13.84      $11.76
                                                                         ========     ========   ========    ========    ========
Per Share Market Value, End of Period .................................   $12.500      $13.750    $14.563     $11.500     $10.250

Total Investment Return at Market Value ...............................    11.58%       19.87%     14.72%     (14.79%)     (3.37%)

Ratios and Supplemental Data
 Net Assets Applicable to Common Shares, End of Period (000s omitted) .   $94,249      $98,298   $105,519    $100,419     $85,312
 Ratio of Expenses to Average Net Assets(2) ...........................     1.99%        1.96%      1.89%       1.84%       1.96%
 Ratio of Net Investment Income to Average Net Assets(3) ..............    11.14%       10.67%      9.72%       8.66%       9.97%
 Portfolio Turnover Rate ..............................................       33%          38%        64%         30%         22%
 Senior Securities
 Total Auction Rate Preferred Shares (000s omitted) ...................   $52,500      $52,500    $52,500     $52,500     $52,500
 Asset Coverage per Unit(4) ...........................................  $277,555     $283,817   $296,903    $290,113    $260,212
 Involuntary Liquidation Preference per Unit(5) .......................  $100,000     $100,000   $100,000    $100,000    $100,000
 Approximate Market Value per Unit(5) .................................  $100,000     $100,000   $100,000    $100,000    $100,000


(1) Less than $0.01 per share.
(2) Ratios calculated on the basis of expenses applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of expenses would have been 1.29%, 1.27%, 1.25%,
    1.22% and 1.24%, respectively.
(3) Ratios calculated on the basis of net investment income applicable to common shares relative to the average net assets of common shares. Without the exclusion of preferred shares, the ratio of net investment income would have been 7.19%, 6.91%, 6.42%, 5.73% and 6.31%, respectively.
(4) Calculated by subtracting the Fund's total liabilities (not including the
    Auction Rate Preferred Shares) from the Fund's total assets and dividing that amount by the number of Auction Rate Preferred Shares outstanding, as of the applicable 1940 Act Evaluation Date. (5) Plus accumulated and unpaid dividends.



The Financial Highlights summarizes the impact of the following factors on a single share for the period indicated: the net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


Schedule of Investments
May 31, 2000
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Preferred Dividend Fund on May 31, 2000. It's divided into three main categories: preferred stocks, common stocks and short-term investments. Preferred stocks and common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                       MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES       VALUE
-------------------                             ----------------       ------

PREFERRED STOCKS
Agricultural Operations (3.11%)
 Ocean Spray Cranberries, Inc.,
 6.25% (R) ....................................       60,000        $4,290,000
                                                                    ----------
Automobile/Trucks (2.03%)
 Ford Motor Co., 8.25%,
  Depositary Shares, Ser B ....................       30,100           786,363
 General Motors Corp., 9.12%,
  Depositary Shares, Ser G ....................       74,700         2,012,231
                                                                    ----------
                                                                     2,798,594
                                                                    ----------
Banks - Foreign (1.19%)
 Banco Bilbao Vizcaya International Ltd.,
  9.75% (Spain) ...............................       65,750         1,635,531
                                                                    ----------
Banks - United States (13.79%)
 ABN AMRO North America, Inc.,
  8.75%, Ser A (R) ............................        1,900         1,976,000
 Chase Manhattan Corp., 10.84%, Ser C .........      119,500         3,286,250
 FleetBoston Financial Corp.,
  6.75%, Depositary Shares, Ser IV ............      100,000         4,900,000
 HSBC USA, Inc., $2.8575 ......................       98,700         3,948,000
 J.P. Morgan & Company Inc.,
  6.625%, Depositary Shares, Ser H ............      100,000         4,900,000
                                                                    ----------
                                                                    19,010,250
                                                                    ----------
Broker Services (15.70%)
 Bear Stearns Companies, Inc.,
  5.72%, Ser F ................................       40,000         1,580,000
 Bear Stearns Companies, Inc.,
  6.15%, Ser E ................................      100,600         4,162,325
 Lehman Brothers Holdings, Inc.,
  5.67%, Depositary Shares, Ser D .............       48,000         1,794,000


                                                                       MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES       VALUE
-------------------                             ----------------       ------

Broker Services (continued)
 Lehman Brothers Holdings, Inc.,
  5.94%, Ser C ................................      100,000        $3,900,000
 Merrill Lynch & Co., Inc., 9.00%,
  Depositary Shares, Ser A ....................      180,700         5,059,600
 Morgan Stanley Group, Inc., 7.75%,
  Depositary Shares ...........................      100,000         5,137,500
                                                                    ----------
                                                                    21,633,425
                                                                    ----------
Conglomerates (0.84%)
 Grand Metropolitan Delaware, L.P.,
  9.42%, Gtd Ser A ............................       45,000         1,150,313
                                                                    ----------
Equipment Leasing (3.93%)
 AMERCO, 8.50%, Ser A .........................      220,000         5,417,500
                                                                    ----------
Finance (17.60%)
 Citigroup, Inc., 6.213%, Ser G ...............       52,000         2,249,000
 Citigroup, Inc., 6.231%,
  Depositary Shares, Ser H ....................       88,700         3,858,450
 Citigroup, Inc., 8.40%,
  Depositary Shares, Ser K ....................      156,000         4,026,750
 Coastal Finance I, 8.375% ....................      199,800         4,545,450
 Household International Inc., 8.25%,
  Dep Shares, Ser 92-A ........................      124,200         3,182,625
 SI Financing Trust I, 9.50%,
  Gtd Pfd Sec & Purchase Contract .............       70,000         1,789,375
 SLM Holding Corp., 6.97%, Ser A ..............       99,000         4,603,500
                                                                    ----------
                                                                    24,255,150
                                                                    ----------
Media (2.16%)
 Shaw Communications Inc., 8.45%,
  Ser A (Canada) ..............................      145,500         2,982,750
                                                                    ----------
Oil & Gas (6.35%)
 Anadarko Petroleum Corp., 5.46%,
  Depositary Shares ...........................       60,139         4,435,251
 Devon Energy Corp., 6.49%, Ser A .............       50,000         4,312,500
                                                                    ----------
                                                                     8,747,751
                                                                    ----------
Utilities (15.08%)
 Alabama Power Co., 5.20% .....................      240,000         4,380,000
 Baltimore Gas & Electric Co., 6.99%,
  Ser 1995 ....................................       20,000         1,940,000
 El Paso Tennessee Pipeline Co., 8.25%,
  Ser A .......................................      136,600         7,103,200



                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

              John Hancock Funds - Patriot Preferred Dividend Fund


                                                                       MARKET
ISSUER, DESCRIPTION                             NUMBER OF SHARES       VALUE
-------------------                             ----------------       ------

Utilities (continued)
 Entergy London Capital, L.P., 8.625%,
  Ser A .......................................       40,000          $895,000
 Massachusetts Electric Co., 6.99% ............       10,500         1,002,750
 MidAmerican Energy Co., $7.80 ................        9,125           917,063
 PSI Energy, Inc., 6.875% .....................       14,350         1,313,025
 Public Service Electric & Gas Co., 6.92% .....       19,000         1,783,624
 TDS Capital Trust II, 8.04% ..................       68,600         1,440,600
                                                                    ----------
                                                                    20,775,262
                                                                    ----------
                         TOTAL PREFERRED STOCKS
                            (Cost $126,250,455)      (81.78%)      112,696,526
                                                    --------       -----------
COMMON STOCKS
Utilities (17.91%)
 Alliant Energy Corp. .........................       60,000         1,661,250
 Conectiv, Inc. (Class A) .....................       35,850           824,550
 Dominion Resources, Inc. .....................       32,000         1,464,000
 Florida Progress Corp. .......................       62,000         3,076,750
 Kansas City Power & Light Co. ................       35,000           829,063
 KeySpan Corp. ................................       63,000         1,921,500
 LG&E Energy Corp. ............................       43,000         1,018,563
 NSTAR ........................................       50,000         2,153,125
 OGE Energy Corp. .............................       82,000         1,599,000
 Potomac Electric Power Co. ...................       95,000         2,464,062
 Puget Sound Energy, Inc. .....................       73,500         1,695,094
 Reliant Energy, Inc. .........................       46,000         1,311,000
 Sierra Pacific Resources .....................      132,000         1,905,750
 UtiliCorp United, Inc. .......................       39,000           765,375
 Western Resources, Inc. ......................       67,500         1,054,687
 WPS Resources Corp. ..........................       30,000           937,500
                                                                    ----------
                                                                    24,681,269
                                                                    ----------
                            TOTAL COMMON STOCKS
                             (Cost $24,539,083)       (17.91%)      24,681,269
                                                     --------       ----------


                                                   PAR VALUE
                                  INTEREST           (000s       MARKET
ISSUER, DESCRIPTION                 RATE            OMITTED)     VALUE
-------------------             -----------      ------------   --------

SHORT-TERM INVESTMENTS
Commercial Paper (0.66%)
 Chevron USA, Inc.,
  06-01-00  ...................     6.45%             $912      $912,294
                                                             -----------
            TOTAL SHORT-TERM INVESTMENTS            (0.66%)      912,294
                                                  --------   -----------
                       TOTAL INVESTMENTS          (100.35%)  138,290,089
                                                  --------   -----------
       OTHER ASSETS AND LIABILITIES, NET            (0.35%)     (478,388)
                                                  --------   -----------
                        TOTAL NET ASSETS          (100.00%) $137,811,701
                                                  ========  ============

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,266,000 or 4.55% of net assets as of May 31, 2000.


Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Preferred Dividend Fund


NOTE A -
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. The Fund determines the net asset value of the Common Shares each business day.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $983,483 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gains distributions will be made. The carryforward expires on May 31, 2003.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

         The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through May 31, 2000, which have no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund.

AUCTION RATE PREFERRED SHARES The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.58% to 4.60%, during the period ended May 31, 2000.

         The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

==========================NOTES TO FINANCIAL STATEMENTS=========================

              John Hancock Funds - Patriot Preferred Dividend Fund


NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average weekly net asset value.

         The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15% of the Fund's average weekly net asset value.

         Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities during the year ended May 31, 2000, aggregated $34,731,937 and $31,724,911, respectively.

         The cost of investments owned at May 31, 2000 (including the short-term investments) for federal income tax purposes was $151,871,760. Gross unrealized appreciation and depreciation of investments aggregated $2,949,393 and $16,531,064, respectively, resulting in net unrealized depreciation of $13,581,671.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended May 31, 2000, the Fund has reclassified amounts to reflect an increase in undistributed net investment income of $53,038 and a decrease in capital paid-in of $53,038. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of May 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to federal excise taxes. The calculation of net investment income in the financial highlights excludes these adjustments.

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund

INDEPENDENT  AUDITORS' REPORT
The Board of Directors and Shareholders
John Hancock Patriot Preferred Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of John Hancock Patriot Preferred Dividend Fund (the "Fund") as of May 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended May 31, 2000 and 1999 and the financial highlights for each of the years in the five-year period ended May 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at May 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
------------------------
Boston, Massachusetts
July 5, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund paid during its taxable year ended May 31, 2000.

         All of the dividends paid for the fiscal year are taxable as ordinary income. Distributions to preferred and common shareholders were 100% qualified for the dividends received deduction available to corporations.

         Shareholders will be mailed a 2000 U.S. Treasury Department Form 1099-DIV in January 2001. This will reflect the tax character of all distributions for calendar year 2000.

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund


INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02210 ("Plan Agent"), as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

         The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

         Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

         The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating to the shareholders' meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan

         Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

         The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions.

         Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).

================================================================================

              John Hancock Funds - Patriot Preferred Dividend Fund


SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning the John Hancock Patriot Preferred Dividend Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

         State Street Bank & Trust Company
         P.O. Box 8200
         Boston, Massachusetts 02266-8200
         Telephone: (800) 426-5523

         If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

SHAREHOLDER MEETING

On March 16, 2000, the Annual Meeting of John Hancock Patriot Preferred Dividend Fund ("the Fund") was held to elect four Trustees and to ratify the action of the Trustees in selecting independent auditors for the Fund.

         The common shareholders elected the following Trustees to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows:

                                                           WITHHELD
                                      FOR                  AUTHORITY
                                      ---                  ---------

Maureen R. Ford                    6,600,935                119,996
Charles L. Ladner                  6,602,685                118,246

         The preferred shareholders elected Ronald R. Dion and Richard S. Scipione to serve until their respective successors are duly elected and qualified, with the votes tabulated as follows: 400 FOR and 0 WITHHELD AUTHORITY.

         The shareholders also ratified the Trustees' selection of Deloitte & Touche LLP as the Fund's independent auditors for the fiscal year ending May 31, 2000, with the votes tabulated as follows: 6,628,073 FOR, 59,922 AGAINST and 33,336 ABSTAINING.

================================================================================

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